Tax Effect Allocated to Each Component of Other Comprehensive Income (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Other Comprehensive Income (Loss), Tax [Abstract]
Unrealized holding gains during the year	$ 271	1,680	(1,157)
Reclassified for gains realized	0	0	0
Net unrealized gains	271	1,680	(1,157)
Foreign currency translation adjustment	0	0	0
Other comprehensive income (loss)	$ 271	1,680	(1,157)